UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2005

IMAGEWARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

10883 Thornmint Road
San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On December 15, 2005, ImageWare Systems, Inc. (“ImageWare”) issued a press release which is filed as Exhibit 99.1 hereto and incorporated by reference herein. The press release announced that ImageWare’s special meeting of shareholders held on December 15, 2005, was adjourned and the vote postponed until January 12, 2006, at 11:00 a.m. Pacific time at The Radisson Suite Hotel, Rancho Bernardo, 11520 West Bernardo Court, San Diego, California  92127.

ITEM 9.01.            Financial Statements and Exhibits.

(c) Exhibits

99.1         Press Release, dated December 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a California corporation

Date: December 16, 2005	By:	/s/	Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 15, 2005